THERMOGENESIS CORP.
                       STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the __ day of December, 1998, by and among THERMOGENESIS CORP., a Delaware corporation (the "Company") and the persons listed on the attached Exhibit A (the "Purchasers").

                          BACKGROUND

     The Company wishes to sell to the Purchasers, and the Purchasers wish to purchase, up to 1,077,540 shares of the Company's Series A Convertible Preferred Stock.

                          AGREEMENT

1    SALE AND PURCHASE OF PURCHASED SHARES: CLOSING

     1.1 AGREEMENT TO SELL AND PURCHASE PURCHASED SHARES; DESIGNATION OF PREFERRED STOCK.

         (a) The Company agrees to sell to the Purchasers and each Purchaser agrees to purchase from the Company, subject to the terms and conditions hereof and in reliance upon the representations and warranties contained herein, on the Closing Date (as hereinafter defined) the number of shares of the Company's Series A Convertible Preferred Stock, par value $.001per share, (the "Preferred Stock") set forth opposite each Purchaser's name on Exhibit A hereto. The purchase price for such shares shall be $6.25 per share (the "Purchase Price") which shall be payable on the Closing Date by certified or bank cashier's check or by wire transfer to an account designated by the placement agent, Oscar Gruss & Son.

       (b) Each share of Preferred Stock shall be convertible, at the option of any Purchaser, into five (5) shares of Common Stock of the Company, par value $.001 per share (the "Common Stock"), subject to adjustment as provided herein or in the certificate of designation (the "Certificate of Designation") filed by the Company with the Secretary of State of the State of Delaware. The Preferred Stock shall be entitled to such other powers, preferences and rights as are provided in the Certificate of Designation, a copy of which is attached as Exhibit B.

       (c) The shares of Common Stock issued or issuable to the Purchasers upon the conversion of the Preferred Shares are sometimes referred to as the Conversion Shares. The shares of Preferred Stock issued pursuant to Section 1.1(a) and the Conversion Shares shall be collectively referred to in this Agreement as the Purchased Shares.

     1.2 CLOSING. The closing of the delivery of and payment for the Purchased Shares purchased pursuant to Section 1.1 (a) shall be held simultaneously with the execution and delivery of this Agreement, or such other date and at such place as is mutually agreed upon by the Company and the Purchasers (the "Closing Date"). On the Closing Date, the Company will deliver to the Purchasers, against payment of the Purchase Price therefore, certificates dated as of the Closing Date and registered in the name of the respective Purchasers for the number of shares of Preferred Stock set forth opposite the Purchaser's name on Exhibit A hereto. The closing is subject to the sale of the minimum offering as provided in the Private Placement Memorandum.

     1.3  ADDITIONAL EQUITY CAPITAL: RIGHT TO PURCHASE.

      (a) Except for (a) shares of the Company's capital stock (the "Stock") issued as compensation or in conjunction with any existing employee benefit plan or program; (ii) shares of Stock issued in connection with the conversion of currently outstanding debentures or exercise of currently issued options or warrants; or (iii) shares of Stock issued as a result of a stock split, stock dividend or reclassification of Common Stock distributable on a pro rata basis to all holders of Common Stock, in the event that the Company after the date of this Agreement issues any New Issue (as defined below), each Purchaser, for so long as such Purchaser holds any Preferred Shares, shall have the pre-emptive right to purchase a percentage of such New Issue equal to the percentage of the Common Stock issued to or issuable to such Purchaser hereunder to the then total issued and outstanding Common Stock and Preferred Stock (on a fully-diluted basis, but prior to giving effect to the New Issue). The purpose of the foregoing pre-emptive right is so that each Purchaser shall have the option of maintaining its proportionate share of the equity of the Company on a fully-diluted basis. The Purchaser may exercise this pre-emptive right at any time within ten days after it receives written notice from the Company of the contemplated offer, sale or issuance of the New Issue, by delivery of a written notice to the Company within such ten (10) day period stating the number of shares of the New Issue it elects to so purchase at the same price offered to third party purchasers of the New Issue.

     (b) "New Issue" means (i) any Common Stock, preferred stock or other security of the Company; (ii) any security convertible, with or without consideration, into any Common Stock, preferred stock or other security (including any option to purchase such a convertible security); (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, preferred stock or other security; or (iv) any such warrant or right.

     (c) Not less than twenty (20) days prior to the issuance of any New Issue, the Company shall give Purchaser written notice of such intention, describing the type of New Issue to be issued, the price thereof and the general terms upon which the Company proposes to effect such issuance.

2 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Purchaser as of the date hereof, and after giving effect to the transactions contemplated by this Agreement, as follows:

     2.1 ORGANIZATION AND QUALIFICATION. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority to own, lease and operate its properties and to conduct its business as described in its most annual report on Form 10-K for the fiscal year ended June 30, 1998 (the "1998 10-K") and to enter into and perform its obligations under this Agreement and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property, the conduct of business, or otherwise except where the failure to so quality would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company.

     2.2 SUBSIDIARIES. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association or other business entity except as set forth on Schedule
2.2. The Company is not a participant in any joint venture, partnership or similar arrangement.

     2.3 NO MATERIAL ADVERSE CHANGE.    Except (i) as disclosed in the
Company's Quarterly Report on form 10-Q for the period ended September 30, 1998, and (ii) for a continuing decline in the Corporation's cash assets since September 30, 1998, since June 30, 1998, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company, whether or not arising in the ordinary course of business; (B) there have been no transactions entered into by the Company other than those in the ordinary course of business, which are material with respect to the Company; (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its Stock; and
(D) the Company has not acquired any shares of any class of its Stock.

     This Agreement and the Private Placement Memorandum and any exhibits thereto, furnished to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby do not contain any untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

     2.4 AUTHORIZATION; ENFORCEMENT. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder (including, without limitation, the issuance of the Preferred Shares and the issuance and reservation for issuance of the Conversion Shares have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any applicable law, administrative regulation or administrative or court decree. The Certificate of Designation has been duly filed by the Company with the Secretary of State of Delaware and the Company has all requisite corporate power to file and perform its obligations thereunder. Upon filing, the Certificate of Designation will constitute a legal, valid and binding obligation of the Company, enforeceable against the Company in accordance with its terms.

     2.5 CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock of which 18,925,669 shares are issued and outstanding; 5,233,867 shares are reserved for issuance pursuant to the Company's stock option plans and for issuance pursuant to securities (other than the Preferred Shares) exercisable for, or convertible into or exchangeable for shares of Common Stock. The Company agrees to reserve for issuance that number of shares of Common Stock equal to one and one half (1 1/2) times the number of shares of Common Stock then issuable upon conversion of the outstanding Preferred Shares (subject to adjustment pursuant hereto or to the Certificate of Designation; and (ii) after giving effect to the filing of the Certificate of Designation, 2,000,000 shares of Preferred Stock of which 1,200,000 have been designated as Series A Convertible Preferred Stock, no shares of which are currently issued and outstanding. All of such outstanding shares of Stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. Except as disclosed in the 1998 10-K, no shares of the Stock of the Company are subject to preemptive rights or any other similar rights of the Shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in Schedule 2.5, as of the effective date of this Agreement, (i) there are no outstanding options, warrants, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for shares of Stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of Stock of the Company, (ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act of 1933, as amended (the "Securities Act") (except as provided herein or in the Certificate of Designation), and (iii) except as disclosed on Schedule 2.5, there are no antidilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Preferred Shares or the Conversion Shares. The Company has furnished to the Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof, the Company's By-laws as in effect on the date hereof, and the terms of all securities convertible into or exercisable for Stock of the Company and the rights of the holders thereof in respect thereto.

     2.6 DILUTION. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares. The Company further acknowledges that its obligation to issue Conversion Shares in accordance with this Agreement and the Certificate of Designation is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other Shareholders of the Company.

     2.7 SERIES OF PREFERRED STOCK. The terms, designations, powers, preferences and rights, and the qualifications, limitations and restrictions of the Preferred Shares are as stated in the Certificate of Designation and any action taken by the Board of Directors in connection therewith is duly authorized by the Company's Certificate of Incorporation and all necessary shareholder approvals have been duly obtained.

     2.8 FORM D; BLUE SKY LAWS. The Company has filed, or will file on a timely basis, a Form D with respect to Preferred Shares as required under Regulation D. The Company has taken such action as is necessary to qualify the Purchased Shares for sale to the Purchaser on the Closing Date under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification).

     2.9 LITIGATION. Except as disclosed in Schedule 2.9, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, stock exchange or similar self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, or its officers or directors in their capacity as such that could have a material adverse effect on the Company.

     2.10 FURTHER AUTHORIZATION. No further authorization, approval or consent of any court or governmental authority or agency, stock exchange or self-regulatory agency, (including, without limitation, the Nasdaq SmallCap Market) is necessary in connection with the offering, issuance or sale of the Preferred Stock hereunder.

     2.11 SEC DOCUMENTS; FINANCIAL STATEMENTS.  Within the past twelve
(12) months, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered or made available to Purchaser true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. The financial statements of the Company, together with related notes and schedules, included in the SEC Documents present fairly the financial position of the Company as at the dates indicated and the results of its operations for the periods specified and such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, except as stated therein and all adjustments necessary for a fair presentation of results for such periods have been made. All filings required to be filed by the Company with the SEelve months have been filed in a timely manner.

     2.12 INVESTMENT COMPANY. The Company is not, and does not intend to conduct its business in a manner in which it would become, an "investment company" as defined in Section 3(a) of the Investment
Company Act of 1940, as amended.

     2.13 FORM S-3. The Company satisfies the registrant and transaction requirements contained in the instructions for use of the Form S-3 in effect as of the date hereof in order to use the Form S-3 to register for resale the Purchased Shares.

     2.14 USE OF PROCEEDS. The net proceeds to the Company of the transactions contemplated hereby will be used to fund clinical trials through an independent clinical research group to support claims for the Company's CryoSeal Autologous Fibrin Glue System and to support claims for the Company's CryoFactor Autologous Platelet Derived Growth Factor System as applied to wound healing and for general corporate purposes, including additional working capital and for the repayment of loans made to the Company by certain members of its Board of Directors in the aggregate principal amount of $450,000.

     2.15 NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates nor any person acting on their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act for the issuance of the Purchased Shares to the Purchaser.

     2.16 NO GENERAL SOLICITATION. The Company has not conducted any general solicitation or general advertisement in connection with the transactions contemplated in this Agreement.

     2.17 EXEMPTION FROM REGISTRATION. Based in part on the representations and warranties made by the Purchasers herein, the sale of the Preferred Stock by the Company to the Purchasers is exempt from the registration provisions of the Securities Act.

3 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. Each Purchaser represents and warrants to the Company, as to itself only, as follows:

     3.1 ORGANIZATION

     (a) If the Purchaser is a corporation, the Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction where it is organized, with corporate power and authority to perform its obligations under this Agreement;

     (b) If the Purchaser is a partnership or limited liability company, the Purchaser is duly or organized, validly existing and in good standing under the laws of the jurisdiction where it is organized, with full power and authority to perform its obligations under this Agreement;

     (c) If the Purchaser is an individual, the Purchaser has the legal capacity to enter into this Agreement;

     (d) This agreement has been duly authorized, executed and delivered by Purchaser and constitutes a valid and binding agreement of the Purchaser enforceable in accordance with its terms.

     3.2 INVESTMENT REPRESENTATIONS.

      (a) Each Purchaser is purchasing the Purchased Shares for its own account for investment and not with a view to or for sale in connection with any unregistered distribution (as that term is defined under the Securities Act or the rules and regulations thereunder, the "Securities Act Regulations") thereof;

      (b) The Purchaser is experienced in evaluating companies such as the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of such investment for an indefinite period.

      (c) The Purchaser represents that, prior to the closing of the transactions contemplated hereby, the Purchaser is not an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of the Company, and the Purchaser is an "accredited investor" within the meaning of subparagraph (a) of Rule 501 under the Securities Act or, if the Preferred Stock are to be purchased for one or more accounts ("investor accounts") for which it is acting as fiduciary or agent (except if it is a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as described in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or in a fiduciary capacity), each such investor account is an Accredited Investor on a like basis; the Purchaser agrees to furnish any additional information requested to assure compliance with applicable Federal and state securities laws in connection with the purchase and sale of the Preferred Stock;

     (d) Each Purchaser understands that the Preferred Stock may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom and that in the absence of an effective registration statement covering the Preferred Stock or an available exemption from registration under the Securities Act, the Preferred Stock must be held indefinitely. Each Purchaser understands that the benefits of Rule 144 promulgated under the Securities Act may not be presently available to each Purchaser;

     (e) The Purchaser further represents that the Purchaser has received and reviewed a copy of the Private Placement Memorandum;

     (f) The Purchaser is not (i) acquiring the Preferred Stock with "plan assets" of an employee benefit plan or other plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") of Section 4975 of the Internal Revenue Code of 1986 (the "Code") (each a "Plan"), an entity whose underlying assets include "plan assets" by reason of any Plan's investment in the entity, or (ii) is acquiring and holding the Preferred Stock in a transaction that is not otherwise prohibited by either ERISA or the Code;

     (g) The Purchaser understands and acknowledges that the Company and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements on behalf of each such account;

     (h) The Purchaser's true and correct federal tax identification or social security number, as applicable, is indicated below on the signature page below; and

      (i) NO ADDITIONAL REPRESENTATION. In entering into this Agreement, the Purchaser acknowledges that the Company has not made any representations or warranties of any kind whatsoever, except as expressly provided in this Agreement and in the Private Placement Memorandum and the exhibits thereto. The Purchaser acknowledges that it has relied solely upon its own investigation and analysis in determining to acquire the Preferred Stock, and acknowledges that neither the Company nor any of its directors, officers, employees, affiliates, agents or representatives makes any representation or warranty, either express or implied, as to the Company.

     3.3 STATUS OF INVESTOR.

      (a) Each Purchaser is an Accredited Investor as that term is defined in Regulation D (17 C.F.R. 230.501 - 230.506).

      (b) Each Purchaser was not organized for the specific purpose of acquiring the Purchased Shares.

      (c) The address set forth on Schedule 1.1 opposite each Purchaser's name is the Purchaser's principal place of business or home address unless otherwise disclosed to the Company in writing.

     3.4 RESTRICTIONS. Each Purchaser is aware that the Purchased Shares delivered hereunder have not been registered under the Securities Act or under applicable state securities laws, and that the Company in issuing the Purchased Shares will be relying upon, among other things, the Purchaser's representations and warranties contained in this Section in concluding that such issuance is a "private offering" and does not require compliance with the registration provisions of the Securities Act and applicable state securities laws. Such Purchaser will not sell, transfer or otherwise dispose of the Purchased Shares except in compliance with the Securities Act and applicable state securities laws. In addition, such Purchaser is aware that the Purchased Shares shall contain the following legend:

     NEITHER   THE   SHARES  OF  PREFERRED  STOCK  EVIDENCED  BY  THIS
     CERTIFICATE NOR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE PREFERRED STOCK HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THE SHARES OF PREFERRED STOCK EVIDENCED HEREBY NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION REQUIREMENTS;

     THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER SELL OR OTHERWISE TRANSFER THE PREFERRED STOCK EVIDENCES HEREBY PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS CERTIFICATE (OR ANY PREDECESSOR OF THIS CERTIFICATE) ONLY (A) TO THE COMPANY,
     (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CERTIFICATE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

4 REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company or any Purchaser submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Purchaser or any controlling person, or by or on behalf of the Company or any controlling person, and shall survive delivery of the Purchased Shares to each such Purchaser.

5 COVENANTS OF THE COMPANY. The Company hereby covenants and agrees as follows:

     5.1 REPORTING STATUS; ELIGIBILITY TO USE FORM S-3. The Company's Common Stock is registered under Section 12 (g) of the Exchange Act. So long as Purchaser owns any of the Purchased Shares, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the rules and regulations thereunder would permit such termination. The Company currently meets, and will take all necessary action to continue to meet, the "registrant eligibility" requirements set forth in the general instructions to Form S-3.

     5.2 RESERVATION OF SHARES. The Company shall at all times have authorized and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Preferred Shares and issuance of the Conversion Shares in connection therewith. The Company shall use its best efforts at all times to maintain the number of shares of Common Stock so reserved for issuance at no less than one and one half (1 1/2) times the number that is then actually issuable upon full conversion of the Preferred Shares. If at any time the number of shares of Common Stock authorized and reserved for issuance is below the number of Conversion Shares issued and issuable upon conversion of the Preferred Shares, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet the Company's obligations under this Section, in the case of an insufficient number of authorized shares, and using its best efforts to obtain shareholder approval of an increase in such authorized number of shares.

     5.3 LISTING.   On or before the Closing Date the Company shall
have filed for the listing of the Conversion Shares upon each national securities exchange or automated quotation system upon which shares of Common Stock shall be so listed and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Common Stock issuable upon conversion of the Preferred Shares. The Company will maintain the listing and trading of its Common Stock on Nasdaq, the Nasdaq SmallCap Market ("Nasdaq SmallCap") or the New York Stock Exchange ("NYSE"), and will comply in all respects with the Company's reporting, filing and other obligations under the By-laws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company shall promptly provide to Purchasers copies of any notices it receives from Nasdaq and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

     5.4 CORPORATE EXISTENCE. So long as any Purchased Shares remain outstanding, the Company shall take all reasonable steps necessary to maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except (subject to the voting rights of the holders of the Preferred Shares set forth in the Certificate of Designation) in the event of a merger or consolidation or sale of all or substantially all of the Company's assets where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith; and (ii) the consideration to be received for such transaction is equity securities in a publicly traded corporation whose Common Stock is listed for trading on Nasdaq, Nasdaq SmallCap or NYSE.

6    REGISTRATION RIGHTS.

     6.1 FILING AND EFFECTIVENESS. The Company hereby agrees to file with the Securities and Exchange Commission (the "SEC"), as soon as practicable, but in no event later than forty-five (45) days following the Closing Date, a registration statement on Form S-3 (the "Registration Statement") registering the Conversion Shares. The Company will furnish the Purchaser with copies of the Registration Statement prior to the filing of the same. The Company will use its best efforts to have such Registration Statement declared effective by the SEC as soon as is practicable but in no event later than one hundred-twenty (120) days following the Closing Date. Since it is the intent of the parties that the Purchasers receive freely tradable securities, in the event the Company does not file the Registration Statement within forty-five (45) days or if the Registration Statement is not declared effective by the SEC within one hundred-twenty (120) days of the Closing Date, the aggregate number of Conversion Shares issuable upon the conversion of the Preferred Shares will be immediately increased by 5% and will thereafter be increased by an additional 5% per month for each additional thirty (30) days beyond the forty-five (45) day period or the one hundred-twenty (120) day period, as the case may be, in which the Company is not in compliance with the provisions of this Section and the Company will take all required action, necessary for the solicitation of such shareholder approval as shall be necessary for the issuance of the additional shares.

     6.2 ADDITIONAL OBLIGATIONS.  The Company hereby agrees to:

     (a) Supply to each of the Purchasers one true copy of the Registration Statement (and any supplement or amendment thereto) and such number of the preliminary, final and any other prospectus and amendments thereto, prepared in conformity with the requirements of the Securities Act Regulations as each Purchaser may request in order to facilitate the public sale of shares.

     (b) Notify each of the Purchasers immediately, and conform the notice in writing, (i) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment), (ii) of the receipt of any comments from the SEC, (iii) of any request by the SEC for any amendment to the Registration Statement or any amendment or supplement to any prospectus relating thereto or for additional information, (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (v) immediately notify each of the Purchasers at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing. The Company will use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (c) Use its best efforts to cause the Registration Statement to remain effective until the earlier of (a) the third anniversary of the Closing Date; (b) sixty (60) days after the Company gives written notice to the Purchaser that all of the Purchased Shares may be resold pursuant to Rule 144 of the Securities Act Regulations ("Rule 144") within any three (3) month period without compliance with the registration requirements of the Securities Act and without other restrictions other than as provided in Rule 144.

     (d) Give the Purchasers notice of its intention to file or prepare any amendment to the Registration Statements (including any post-effective amendment) or any amendment or supplement to the final Prospectus (including any revised prospectus which the Company proposes for use by the Purchasers in connection with the offering of the Purchased Shares which differs from the prospectus on file at the SEC at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) under the Securities Act) and furnish each of the Purchasers with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be. The term "Prospectus" shall refer to the final prospectus and any revised prospectus provided to the Purchasers from time to time thereafter and all material incorporated by reference therein.

      (e) If any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a Purchaser, amend or supplement the Prospectus so that, as so amended or supplemented, the Prospectus as soon as possible will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Purchaser, not misleading, and furnish to each of the Purchasers such copies of such amendment or supplement as such Purchaser shall request.

     (f) In the event of an underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

     (g) Cause its Common Stock to be listed on each securities exchange on which the Common Stock is listed.

     (h)  In the event that the Company files a Registration
Statement on a form, other than Form S-3, or any substitute therefor, furnish to each of the Purchasers at the effective date of such Registration Statement upon request a signed counterpart, addressed to Purchaser, of

        (i) an opinion of counsel for the Company, covering such matters as are typically addressed in opinions rendered by Company counsel to underwriters of public securities of the Company, dated the effective date of the Registration Statement and in form reasonably acceptable to the Company and each of the Purchasers, and

        (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants,

     In the case of (i) and (ii) covering substantially the same matters with respect to such Registration Statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letter) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' `'comfort" letters delivered to the underwriters in underwritten public offerings of securities.

    (i) Make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the Effective Date, which earnings statement shall satisfy the provisions of Section 11 (a) of the Securities Act; and

    (j) In connection with the preparation and filing of the Registration Statement, give the underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give such persons such access to the Company's books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified the Company financial statements, as shall be necessary, in the opinion of Purchasers or such underwriters or their respective counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act. Without limiting the foregoing, each Registration Statement, prospectus, amendment, supplement or any other document filed with respect to a registration shall be subject to review and approval by the Purchasers and their counsel.

     (k) The Company acknowledges that the acquisition of the Purchased Shares hereunder may cause one or more Purchasers to be deemed to be an "affiliate" under Rule 144 of the Securities Act Regulations and may limit such Purchaser's ability to sell shares of the Company not covered by an effective registration statement. Therefore, the Company agrees to maintain the effectiveness of any Registration Statement on Form S-3 covering shares of Common Stock acquired by a Purchaser other than in connection herewith for so long as the Registration Statement to be filed hereunder remains effective.


     6.3 EXPENSE OF REGISTRATION. All expenses, other than underwriting discounts and selling commissions, incurred in effecting any registration pursuant to this Section 6, including, without limitation, all costs of preparation and registration, filing fees, printing expenses, expenses of compliance with Blue Sky laws, fees and disbursements of counsel for the Company and reasonable fees and disbursements of counsel for the Purchasers shall be borne by the Company.


     6.4  INDEMNIFICATION.

     (a) The Company agrees to indemnify and hold harmless each Purchaser, its officers and directors and each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the Securities Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use in the Registration Statement (or any amendment or supplement thereto).

     (b) Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information to the Company by such Purchaser for use in the Registration Statement (or any amendment thereto) or such final Prospectus (or any amendment or supplement thereto); PROVIDED HOWEVER, that the obligations of each such Purchaser hereunder shall be limited to an amount not to exceed the net proceeds received by the Purchaser in connection with the sale of shares under the Registration Statement.

     (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. In case such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof and so long as the indemnifying party continues to defend the matter, the indemnifying party shall not be liable under this indemnity for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof, provided however, that the indemnified party shall have the right to employ separate counsel at its expense in any such action and participate in the defense thereof. No indemnifying party shall be liable for any settlement entered into without its consent. An indemnifying party who elects not to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to the claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between the indemnified party and any other indemnified party with respect to the claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of no more than one additional counsel for the indemnified parties per venue.

     6.5 CONTRIBUTION. If the indemnification provided for in Section 6 is unavailable to an indemnified party in respect of any losses, liabilities, claims, damages, or expenses referred to therein, then each indemnifying party thereunder shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses in such proportion as is appropriate to reflect the relative fault of the Company and each Purchaser in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations; PROVIDED, HOWEVER, that no Purchaser shall be required to contribute an amount not to exceed the net proceeds to it from the sale of shares by it pursuant to the Registration Statement. The relative fault of the Company and each Purchaser shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by each Purchasers and the parties' relative intent and knowledge.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each director of each Purchaser, each officer of any Purchaser and each person, if any, who controls any Purchaser within the meaning of
Section 15 of the Securities Act shall have the same rights to contributions as such Purchaser, and each director of the Company, eachtration Statements, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

7    TRANSFER AGENT INSTRUCTIONS.

     (a) The Company shall issue irrevocable instructions to its transfer agent (the "Irrevocable Transfer Agent Instructions") to issue certificates, registered in the name of each Purchaser or its nominee, for the Conversion Shares in such amounts as specified from time to time by any Purchaser to the Company within four days of the date a conversion notice together with one or more certificates representing the Preferred Stock being converted ("Conversion Package") are received by the Company or the Transfer Agent pursuant to the terms of the Certificate of Designation. Prior to registration of the Conversion Share under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 3 of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions and stop transfer instructions to give effect to Section 3.3 hereof (in the case of the Conversion Shares, prior to registration of the Conversion Shares under the Securities
Act), will be given by the Company to its transfer agent and that the Conversion Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement except for the prospectus delivery requirements under the Securities Act and the Securities Act Regulations. If during such time as the Registration Statement is effective or the Purchaser provides the Company with an opinion of counsel, reasonably satisfactory to the Company in form, substance and scope, that registration of a resale by such Purchaser of any of the Securities is not required under the Securities Act (whether pursuant to Rule 144 or otherwise), the Company shall permit the transfer, and, in the case of the Conversion Shares, immediately instruct its transfer agent to issue one or more certificates (without "stop transfer orders" or restrictive legends, if appropriate) in such name and in such denominations as specified by the Purchaser. The Company acknowledges that a breaobligations hereunder will cause irreparable harm to the Purchasers, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach or threatened breach by the Company of the provisions of this Section will be inadequate and agrees that the Purchasers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

     Without limiting the foregoing, in the event the Company does not deliver the foregoing certificates within four (4) days of the date the Conversion Package is delivered, the aggregate number of shares of Common Stock issuable upon the conversion of such Preferred Shares will immediately be increased by 5% and will thereafter be increased by an additional 5% per month for each additional month in which the Company has failed to deliver such certificates.

8 ADDITIONAL REMEDY. In addition to any other remedy available to the Purchasers, in the event of any breach by the Company of any representation, warranty or covenant made by the Company in this Agreement or in any other document executed or delivered in connection herewith, any Purchaser may, at its option, redeem all or any portion of the Preferred Shares or Common Stock received upon conversion of the Preferred Shares held by such Purchaser at a redemption price of $6.25 per share, plus interest at a rate of 8% per annum accruing from the Closing Date compounded daily.

9 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when received. Notices to the Purchaser shall be directed to their respective addresses set forth on Exhibit A and notices to the Company shall be directed to it at Thermogenesis Corp., 3146 Gold Camp Drive, Rancho Cordova, California 95670, attention: David Adams, Esq.

10    PARTIES.  This Agreement shall inure to the benefit of and be binding upon each Purchaser and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than each Purchaser and the Company and their respective successors and the controlling persons and officers and directors and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of each Purchaser and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of the Purchased Shares from the Purchasers shall be deemed to be a successor by reason merely of such purchase.

11    GOVERNING LAW AND TIME: AMENDMENTS.  This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed in said State. No amendment to this Agreement shall be enforceable unless in writing and signed by the Company and the Purchaser.

12    SEVERABILITY.  The provisions of this Agreement are severable and if any provision hereof shall be held null, void, invalid, unenforceable or contrary to law, no other provisions of this Agreement shall be thereby affected but on the contrary shall remain in full force and effect, and all parties hereto shall remain bound under all such other provisions hereof.

13    HEADINGS.  The section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

14    COUNTERPARTS.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned has executed the Agreement as of the __ day of December, 1998.

     THERMOGENESIS CORP.



     By:___________________________
     Name: James H. Godsey, PhD
     Title: President & C.O.O.